EXHIBIT 23.1


                               [KPMG Letterhead]




                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Ballard Power Systems Inc.:

We consent to the use of our report incorporated by reference herein.



/s/ KPMG LLP

Chartered Accountants

Vancouver, Canada
September 10, 2003